                                                              Exhibit (d)(2)(ii)


                              AMENDED AND RESTATED
                                   SCHEDULE A

                               WITH RESPECT TO THE

                         INVESTMENT MANAGEMENT AGREEMENT

                                     BETWEEN

                                ING EQUITY TRUST

                                       AND

                              ING INVESTMENTS, LLC

                                             ANNUAL INVESTMENT MANAGEMENT FEE
SERIES                                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------                                ---------------------------------------------
ING Index Plus LargeCap Equity Fund   Index Plus LargeCap Period             0.45%

ING Principal Protection Fund II      Offering Phase                         0.25%
                                      Guarantee Period                       0.80%
                                      Index Plus LargeCap Period             0.45%

ING Principal Protection Fund III     Offering Phase                         0.25%
                                      Guarantee Period                       0.80%
                                      Index Plus LargeCap Period             0.45%

ING Principal Protection Fund IV      Offering Phase                         0.25%
                                      Guarantee Period                       0.80%
                                      Index Plus LargeCap Period             0.45%

ING Principal Protection Fund V       Offering Phase                         0.25%
                                      Guarantee Period                       0.80%
                                      Index Plus LargeCap Period             0.45%

ING Principal Protection Fund VI      Offering Phase                         0.25%
                                      Guarantee Period                       0.80%
                                      Index Plus LargeCap Period             0.45%

ING Principal Protection Fund VII     Offering Phase                         0.25%
                                      Guarantee Period                       0.80%
                                      Index Plus LargeCap Period             0.45%

                                             ANNUAL INVESTMENT MANAGEMENT FEE
SERIES                                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------                                ---------------------------------------------
ING Principal Protection Fund VIII    Offering Phase                         0.25%
                                      Guarantee Period:
                                           -    Equity Component             0.80%
                                           -    Fixed Component              0.55%
                                           -    ETF & Futures Strategy
                                                in lieu of Equity Strategy   0.55%
                                      Index Plus LargeCap Period             0.45%

ING Principal Protection Fund IX      Offering Phase                         0.25%
                                      Guarantee Period:
                                           -    Equity Component             0.80%
                                           -    Fixed Component              0.55%
                                           -    ETF & Futures Strategy
                                                in lieu of Equity Strategy   0.55%
                                      Index Plus LargeCap Period             0.45%

ING Principal Protection Fund X       Offering Phase                         0.25%
                                      Guarantee Period:
                                           -    Equity Component             0.80%
                                           -    Fixed Component              0.55%
                                           -    ETF & Futures Strategy
                                                in lieu of Equity Strategy   0.55%
                                      Index Plus LargeCap Period             0.45%

ING Principal Protection Fund XI      Offering Phase                         0.25%
                                      Guarantee Period:
                                           -    Equity Component             0.80%
                                           -    Fixed Component              0.55%
                                           -    ETF & Futures Strategy
                                                in lieu of Equity Strategy   0.55%
                                      Index Plus LargeCap Period             0.45%

ING Principal Protection Fund XII     Offering Phase                         0.25%
                                      Guarantee Period:
                                           -    Equity Component             0.80%
                                           -    Fixed Component              0.55%
                                           -    ETF & Futures Strategy
                                                in lieu of Equity Strategy   0.55%
                                      Index Plus LargeCap Period             0.45%